SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 30, 2003



                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware                   333-68542               13-3633241
-------------------------------    ----------------       -------------------
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE        (I.R.S. EMPLOYER
       OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)


      383 Madison Avenue
   New York, New York 10l79                                      10179
-------------------------------                                ---------
     (ADDRESS OF PRINCIPAL                                    (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

            1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                    STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


                                    By: /s/ Baron Silverstein
                                    -------------------------
                                    Name:   Baron Silverstein
                                    Title:  Vice President

Dated:      May 30, 2003

                                       EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-68542, as noted below:


                    Item 601(a) of
                    Regulation S-K       Sequentially Numbered
  Exhibit Number      Exhibit No.             Description               Page
  --------------      -----------         ---------------------         ----
        1                 5.1        Opinion of Greenberg Traurig,       4
                                     LLP with respect to legality

                          8.1        Opinion of Greenberg Traurig,       4
                                     LLP with respect to federal
                                     income tax matters (contained
                                     in Exhibit 5.1)

                         23.1        Consent of Greenberg Traurig,        4
                                     LLP (contained in Exhibit 5.1)